Fees Summary	Feb. 17, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	32,201.06
Total Transaction Valuation	233,172,051.52
Total Offset Amount	0.00
Net Fee	$ 32,201.06